EXHIBIT 10.1

                              SEPARATION AGREEMENT

         This Separation Agreement (this "AGREEMENT") is executed and delivered as of July 31, 2003 by and between Paul W. Mikus ("MR. MIKUS") and Endocare, Inc., a Delaware corporation (the "COMPANY"). Mr. Mikus and the Company each is referred to herein as a "PARTY," and, collectively, as the "PARTIES."

                                    RECITALS

         WHEREAS, Mr. Mikus currently is an employee of the Company and the Chairman of the Company's Board of Directors; and

         WHEREAS, Mr. Mikus and the Company have mutually decided to end their employment relationship, upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the covenants and promises contained herein, the Parties agree as follows:

         1. AGREEMENT BY EMPLOYEE; SEVERANCE PAYMENT. Mr. Mikus hereby voluntarily resigns from his employment with the Company, effective as of July 31, 2003. In consideration of Mr. Mikus' execution and delivery of this Agreement, the Company shall pay to Mr. Mikus on the date of this Agreement $375,000, less all applicable withholding (the "SEVERANCE PAYMENT"). Notwithstanding anything in this Agreement to the contrary, Mr. Mikus shall be liable to repay to the Company the Severance Payment upon the occurrence of any of the following events (each, a "Payment Cancellation Event"): (i) the conviction of Mr. Mikus in a court of law, or entering a plea of guilty or no contest to, any crime directly relating to Mr. Mikus' activities on behalf of the Company during Mr. Mikus' employment with the Company; or (ii) successful prosecution of an enforcement action by the Securities and Exchange Commission against Mr. Mikus.

         2. BOARD OF DIRECTORS. Mr. Mikus will continue as the Chairman of the Company's Board of Directors, until the election of his successor or his earlier resignation or removal.

         3. WAGES AND VACATION PAY. The Company shall pay to Mr. Mikus all of his wages and accrued and unused vacation time through July 31, 2003.

         4. CONSULTING SERVICES. Concurrently with the Parties' execution and delivery of this Agreement, the Parties shall execute and deliver a Consulting Agreement, in the form attached hereto as EXHIBIT A (the "CONSULTING AGREEMENT").

         5. GENERAL RELEASE OF CLAIMS. In consideration of the Company's execution and delivery of this Agreement and the Consulting Agreement, and the Company's payment to Mr. Mikus of the Severance Payment, Mr. Mikus shall execute and deliver a General Release of Claims, in the form attached hereto as EXHIBIT B (the "GENERAL RELEASE").


                                    1 of 16

         6. WAIVER OF RIGHTS UNDER SEPARATION BENEFITS PLAN. In consideration of the Company's execution and delivery of this Agreement and the Consulting Agreement, and the Company's payment of the Severance Payment, Mr. Mikus hereby waives all rights to which he is or may at any time be entitled under the Company's Executive Separation Benefits Plan dated July 17, 2002 (the "SEPARATION BENEFITS PLAN"). The Separation Benefits Plan shall be of no further force or effect as to Mr. Mikus.

         7. COVENANT OF CONFIDENTIALITY. Mr. Mikus acknowledges that he has executed a form of the Company's Employee Invention and Confidentiality Agreement (the "INVENTION AND CONFIDENTIALITY AGREEMENT"), and that, notwithstanding the termination of his employment, he shall continue to have an obligation not to disclose or use any "Confidential Information" (as defined therein) obtained during the course of his employment with the Company on the terms set forth therein. Mr. Mikus further acknowledges and agrees that such "Confidential Information" includes, without limitation and by way of example, information regarding the Company's recruitment and hiring of personnel, information regarding the Company's financing strategies, and information regarding potential business partnerships and collaborations considered by the Company.

         8. NON-DISPARAGEMENT. Mr. Mikus shall not disparage or in any way criticize the Company or its officers, directors, employees, products, services or technology at any time in the future. Similarly, the Company shall not disparage or in any way criticize Mr. Mikus at any time in the future. Nothing contained in this SECTION 8 is intended to prevent Mr. Mikus or the Company from testifying truthfully in any legal proceeding, or to prevent Mr. Mikus from performing his duties as a member of the Company's Board of Directors, or as a consultant to the Company.

         9. RETURN OF PROPERTY, ETC.

             (a) Except as provided below in SECTION 9(B), Mr. Mikus agrees that all property (including, without limitation, all equipment, tangible proprietary information, documents, records, notes, contracts and computer-generated materials) furnished to or created or prepared by Mr. Mikus incident to his employment belongs to the Company and shall be promptly returned to the Company upon his execution of this Agreement. Notwithstanding the foregoing, for so long as Mr. Mikus continues to serve as a member of the Company's Board of Directors, Mr. Mikus shall be permitted to retain copies of any documents that are necessary for Mr. Mikus to retain in connection with his continued service on the Company's Board of Directors.

             (b) Following his execution of this Agreement, Mr. Mikus shall have the following rights: (i) to purchase his existing Company-provided laptop computer for $500; (ii) to retain his rolodex and personal files; and (iii) to have access to his Company voice-mail and e-mail accounts for six (6) months from the date of this Agreement. In addition, provided that Mr. Mikus complies with all of his obligations under this Agreement, the Consulting Agreement, the General Release and all other agreements between the Company and Mr. Mikus, the Company shall extend the obligations under Mr. Mikus' indemnification agreement with the Company for a period of seven (7) years from the date of this Agreement.

                                    2 of 16

         10. CHOICE OF LAW. This Agreement, in all respects, shall be interpreted, enforced and governed by and under the internal laws of the State of California, without regard to conflicts of law principles.

         11. SUCCESSORS AND ASSIGNS. Mr. Mikus shall have no right to assign and shall not assign or purport to assign any rights or obligations under this Agreement. This Agreement may be assigned or transferred by the Company; and nothing in this Agreement shall prevent the consolidation, merger or sale of the Company or a sale of any or all or substantially all of its assets. Subject to the foregoing restriction on assignment by Mr. Mikus, this Agreement shall inure to the benefit of and be binding upon each of the Parties; the affiliates, officers, directors, agents, successors and assigns of the Company; and the heirs, devisees, spouses, legal representatives and successors of Mr. Mikus.

         12. ATTORNEYS' FEES. In the event that either Party asserts a claim for breach of this Agreement or seeks to enforce its terms, the prevailing Party in any such proceeding shall be entitled to recover costs and reasonable attorneys' fees.

         13. INTERPRETATION. This Agreement shall be construed as a whole, according to its fair meaning, and not in favor of or against either Party. Sections and section headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement. Whenever the context requires, references to the singular shall include the plural and the plural the singular.

         14. AMENDMENTS; WAIVERS; REMEDIES. This Agreement may not be amended or waived except by a writing signed by Mr. Mikus and by a duly authorized officer of the Company. Failure to exercise any right under this Agreement shall not constitute a waiver of such right. Any waiver of any breach of this Agreement shall not operate as a waiver of any subsequent breaches. All rights or remedies specified for a Party herein shall be cumulative and in addition to all other rights and remedies of the Party hereunder or under applicable law.

         15. INTEGRATION. This Agreement, together with any exhibits attached hereto, is intended to be the final, complete and exclusive statement of the Parties' agreement regarding the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous statements or agreements. Notwithstanding the foregoing, this Agreement shall not supersede or otherwise affect any agreements previously or concurrently executed by Mr. Mikus relating to the Company's proprietary information or intellectual property rights, or relating to Mr. Mikus's non-interference or non-solicitation obligations relative to the Company's business or employees. To the extent that the practices, policies or procedures of the Company, now or in the future, apply to Mr. Mikus and are inconsistent with the terms of this Agreement, the provisions of this Agreement shall control. Any subsequent change in Mr. Mikus's duties, position or compensation shall not affect the validity or scope of this Agreement.

         16. SEVERABILITY. If any provision of this Agreement shall be held by a court or arbitrator to be invalid, unenforceable or void, such provision shall be enforced to the fullest extent permitted by law, and the remainder of this Agreement shall remain in full force and effect. In the event that the time period or scope of any provision is declared by a court or arbitrator of competent jurisdiction to exceed the maximum time period or scope that such court or arbitrator deems enforceable, then such court or arbitrator shall reduce the time period or scope to the maximum time period or scope permitted by law.


                                    3 of 16

         17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement, but all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]



                                    4 of 16

         IN WITNESS WHEREOF, the Parties hereby execute this Separation Agreement as of the date first above written.

ENDOCARE, INC.



By: /s/ William J. Nydam                          /s/ Paul W. Mikus
    ---------------------------------             ------------------------------
Name: William J. Nydam                            Paul W. Mikus
Title: President & Chief Operating Officer




                    [SIGNATURE PAGE TO SEPARATION AGREEMENT]



                                    5 of 16

                                    EXHIBIT A
                                    ---------

                              CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (this "AGREEMENT") is executed and delivered as of July 31, 2003 (the "EFFECTIVE DATE"), by and between Endocare, Inc., a Delaware corporation (the "COMPANY"), and Paul W. Mikus ("CONSULTANT"). Each of the Company and Consultant is referred to herein as a "PARTY," and, collectively, as the "PARTIES."

                                    RECITALS

         WHEREAS, concurrently with the execution of this Agreement, the Company and Consultant are executing and delivering a Separation Agreement (the "SEPARATION AGREEMENT") pursuant to which the Company and Consultant are terminating their employment relationship; and

         WHEREAS, SECTION 4 of the Separation Agreement provides that the Parties shall execute and deliver this Agreement;

         NOW, THEREFORE, in consideration of the foregoing recitals, and the representations, warranties, covenants and promises contained herein, the adequacy and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                    AGREEMENT

         1. SERVICES. During the Term (as defined below in SECTION 3), Consultant shall provide consulting services (the "SERVICES") to the Company, as and when requested by the Company, including, without limitation, requested consultation regarding strategic transactions in which the Company is involved, the Company's customers, suppliers, marketing plans, strategies and tactics, the Company's employees, the Company's historical transactions, the Company's competitors and other substantive and strategic issues relevant to the Company's business. Consultant and the Company mutually shall determine the amount of the Services that Consultant shall provide; PROVIDED, HOWEVER, that Consultant shall perform the Services for a minimum of eight (8) hours per calendar quarter.

         2. COMPENSATION.

             (a) CASH COMPENSATION. In consideration of Consultant's execution and delivery of this Agreement and the performance of the Services, the Company shall pay to Consultant $375,000 on the Effective Date. Notwithstanding anything in this Agreement to the contrary, Consultant shall be liable to repay to the Company all amounts paid to Consultant pursuant to this SECTION 2(A) upon the occurrence of any of the following events (each, a "Payment Cancellation Event"): (i) the conviction of Consultant in a court of law, or entering a plea of guilty or no contest to, any crime directly relating to Consultant's activities on behalf of the Company during Consultant's employment with the Company; or (ii) successful prosecution of an enforcement action by the Securities and Exchange Commission against Consultant.

             (b) BENEFITS. In consideration of Consultant's execution and delivery of this Agreement and the performance of the Services, during the twenty-four (24) month period immediately following the Effective Date,

                                    6 of 16

Consultant shall be permitted to continue to participate in the Company's fringe benefit plans to the extent permitted under applicable law and the terms of such plans. In the event that continued participation in the Company's insurance benefit plans is not permissible, then Consultant shall receive a monthly payment from the Company in an amount sufficient to enable him to purchase insurance coverage that is substantially equivalent to what he would have received had he been able to continue to participate in the Company's plans. This coverage also shall extend to the spouse and dependents of Consultant who were covered by the relevant fringe benefit plan on the Effective Date. Notwithstanding the foregoing, the Company shall not be obligated to provide to Consultant any fringe benefits that are otherwise available to Consultant from another source (e.g., a subsequent employer).

             (c) TREATMENT OF STOCK OPTIONS. In consideration of Consultant's execution and delivery of this Agreement and the performance of the Services, all stock options that the Company granted to Consultant prior to January 1, 2002 automatically shall continue to be subject to the option agreements that govern such options. In consideration of the Company's execution and delivery of this Agreement, Consultant agrees that the 200,000 stock options that the Company granted to Consultant on June 26, 2002 shall be terminated, effective as of the Effective Date.

             (d) COSTS AND EXPENSES. The Company shall bear all costs and expenses incurred in connection with Consultant's performance of the Services; PROVIDED, HOWEVER, that Consultant shall not incur aggregate expenses in excess of $10,000 without the Company's prior written consent.

         3. TERM AND TERMINATION. The term of this Agreement (the "TERM") shall commence on the Effective Date and shall continue until the first anniversary of the Effective Date, unless terminated by either Party in accordance with this
SECTION 3. Either Party may terminate this Agreement immediately upon giving written notice thereof to the other Party if the other Party materially breaches any provision of this Agreement and fails to cure such breach within thirty (30) days after receipt of written notice from the other Party of such breach.

         4. SURVIVAL. The provisions of SECTIONS 2(B) (Benefits), SECTION 4 (Survival), SECTION 5 (Confidentiality), SECTION 6 (Non-Disclosure of Third Party Information), SECTION 8 (Relationship of the Parties), SECTION 9 (Taxes),
SECTION 10 (Choice of Law), SECTION 11 (Successors and Assigns), SECTION 12 (Attorneys' Fees), SECTION 13 (Interpretation), SECTION 14 (Amendments; Waivers; Remedies), SECTION 15 (Integration), SECTION 16 (Severability) and SECTION 17 (Counterparts) shall survive any termination of this Agreement. Consultant agrees that all property (including, without limitation, all equipment, tangible proprietary information, documents, records, notes, contracts and computer-generated materials) furnished to or created or prepared by Consultant incident to Consultant's engagement belongs to the Company and shall be promptly returned to the Company upon termination of this Agreement. Consultant also shall cooperate with the Company in the defense of any action brought by any third party against the Company that relates to Consultant's engagement by the Company or the Services.

         5. CONFIDENTIALITY. Consultant understands that Consultant's work for the Company will involve access to and creation of confidential, proprietary and trade secret information and materials of the Company (collectively, "CONFIDENTIAL INFORMATION"). Confidential Information includes, without limitation, any confidential information, ideas or materials of a technical or

                                    7 of 16
creative nature, such as designs and specifications, patent applications and other confidential materials and concepts relating to the Company's products, services, processes, technology or other intellectual property rights. Consultant shall not (a) use Confidential Information for any purpose whatsoever other than the performance of the Services, or (b) disclose Confidential Information to any third party.

         6. NON-DISCLOSURE OF THIRD PARTY INFORMATION. Consultant represents and warrants and covenants that Consultant shall not disclose to the Company, or use, or induce the Company to use, any proprietary information or trade secrets of others at any time, including but not limited to any proprietary information or trade secrets of any former employer, if any; and Consultant acknowledges and agrees that any violation of this provision shall be grounds for Consultant's immediate termination and could subject Consultant to substantial civil liabilities and criminal penalties. Consultant further specifically and expressly acknowledges that no officer or other employee or representative of the Company has requested or instructed Consultant to disclose or use any such third-party proprietary information or trade secrets.

         7. NON-COMPETITION COVENANT.

             (a) In consideration of the Company's execution and delivery of this Agreement, during the Term Consultant shall not engage in any Competitive Activity (as defined below) in the Restricted Territory (as defined below).

             (b) The term "COMPETITIVE ACTIVITY" shall mean: (i) any activity specifically utilizing argon-based cryosurgical equipment or technology that directly competes with the Company's argon-based cryosurgical equipment products; or (ii) soliciting for employment or recommending for employment any person employed by the Company during such person's employment with the Company (or any affiliate of the Company) or for one (1) year thereafter.

             (c) The term "RESTRICTED TERRITORY" shall mean every state, territory, country or jurisdiction in which the Company carries on business as of the Effective Date.

             (d) Notwithstanding the foregoing, the provisions of this SECTION 7 shall not prevent Consultant from beneficially owning up to one percent (1%), on a fully-diluted basis, of the total shares of all classes of stock outstanding of any corporation having securities listed on the New York Stock Exchange or the American Stock Exchange, or traded on Nasdaq.

             (e) It is the understanding of the Parties that the scope of the covenants contained in this Section 7, both as to time and area covered, are necessary to protect the rights of the Company. It is the Parties' intention that these covenants be enforced to the greatest extent (but to no greater extent) in time, area and degree of participation as is permitted by the law of that jurisdiction whose law is found to be applicable to any acts in breach of these covenants. It being the purpose of this Agreement to govern competition by Consultant in the Restricted Territory, these covenants shall be governed by and construed according to that law (from among those jurisdictions arguably applicable to this Agreement and those in which a breach of this Agreement is alleged to have occurred or to be threatened) that best gives them effect. Each prohibition set forth above in this SECTION 7 shall be deemed, and shall be construed as, separate and independent agreements between Consultant and the Company. If any such agreement or any part of such agreement is held invalid, void or unenforceable by any arbitrator or court of competent jurisdiction, such invalidity, voidness or unenforceability shall in no way render invalid, void or unenforceable any other part of them or any separate agreement not declared invalid, void or unenforceable; and this Agreement shall in such case be construed as if the invalid, void or unenforceable provisions were omitted.


                                    8 of 16

             (f) The Parties agree that the covenants of Consultant not to compete contained in this SECTION 7 may be assigned by the Company to any person to whom the Company may transfer all or part of its business or any portion thereof after the date of this Agreement, whether by sale, merger, operation of law or otherwise. It is the Parties' intention that these covenants shall inure to the benefit of any person that may succeed to the Company's business or any portion thereof with the same force and effect as if these covenants were made directly with such successor.

             (g) The Parties agree that, in the event of breach or threatened breach of Consultant's covenants in this SECTION 7, the damage or imminent damage to the value and the goodwill of the Company will be irreparable and extremely difficult to estimate, making any remedy at law or in damages inadequate. Accordingly, the Parties agree that the Company shall be entitled to injunctive relief against Consultant in the event of any breach or threatened breach of any of such covenants by Consultant, in addition to any other relief (including, without limitation, damages) available to the Company under this Agreement or under applicable law.

         8. RELATIONSHIP OF THE PARTIES. This Agreement shall not be construed as creating an agency, partnership, joint venture or any other form of association, for tax purposes or otherwise, between the Parties; and the Parties shall at all times be and remain independent contractors. Except as expressly agreed by the Parties in writing, neither Party shall have any right or authority, express or implied, to assume or create any obligation of any kind, or to make any representation or warranty, on behalf of the other Party or to bind the other Party in any respect whatsoever. Neither Party shall have any obligation or duty to the other Party except as expressly and specifically set forth herein, and no such obligation or duty shall be implied by or inferred from this Agreement or the conduct of the Parties hereunder. Except as provided above in SECTION 2 (Compensation), Consultant shall not be entitled to any of the benefits that the Company may make available to its employees, such as group health, life, disability or worker's compensation insurance, profit-sharing or retirement benefits, and the Company shall not withhold or make payments or contributions therefor or obtain such protection for Consultant.

         9. TAXES. Consultant shall be solely responsible for all tax returns and payments required to be filed with or made to any federal, state or local tax authority with respect to Consultant's performance of the Services and receipt of compensation under this Agreement. Consultant acknowledges and agrees that it shall be Consultant's obligation to report as income all compensation received by Consultant pursuant to this Agreement and to pay any withholding taxes, self-employment taxes, and social security, unemployment or disability insurance or similar items, including interest and penalties thereon, in connection with any payments made to Consultant by the Company pursuant to this Agreement. Consultant agrees to indemnify, hold harmless and, at the Company's discretion, defend the Company against any and all liability related thereto, including, without limitation, any taxes, penalties and interest the Company may be required to pay as a result of Consultant's failure to report such compensation or make such payments.


                                    9 of 16

         10. CHOICE OF LAW. Except as otherwise provided in SECTION 7 (Non-Competition Covenant), this Agreement, in all respects, shall be interpreted, enforced and governed by and under the internal laws of the State of California, without regard to conflicts of law principles.

         11. SUCCESSORS AND ASSIGNS. Consultant shall have no right to assign and shall not assign or purport to assign any rights or obligations under this Agreement. This Agreement may be assigned or transferred by the Company; and nothing in this Agreement shall prevent the consolidation, merger or sale of the Company or a sale of any or all or substantially all of its assets. Subject to the foregoing restriction on assignment by Consultant, this Agreement shall inure to the benefit of and be binding upon each of the Parties; the affiliates, officers, directors, agents, successors and assigns of the Company; and the heirs, devisees, spouses, legal representatives and successors of Consultant.

         12. ATTORNEYS' FEES. In the event that either Party asserts a claim for breach of this Agreement or seeks to enforce its terms, the prevailing Party in any such proceeding shall be entitled to recover costs and reasonable attorneys' fees.

         13. INTERPRETATION. This Agreement shall be construed as a whole, according to its fair meaning, and not in favor of or against either Party. Sections and section headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement. Whenever the context requires, references to the singular shall include the plural and the plural the singular.

         14. AMENDMENTS; WAIVERS; REMEDIES. This Agreement may not be amended or waived except by a writing signed by Consultant and by a duly authorized officer of the Company. Failure to exercise any right under this Agreement shall not constitute a waiver of such right. Any waiver of any breach of this Agreement shall not operate as a waiver of any subsequent breaches. All rights or remedies specified for a Party herein shall be cumulative and in addition to all other rights and remedies of the Party hereunder or under applicable law.

         15. INTEGRATION. This Agreement, together with any exhibits attached hereto, is intended to be the final, complete and exclusive statement of the Parties' agreement regarding the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous statements or agreements. Notwithstanding the foregoing, this Agreement shall not supersede or otherwise affect any agreements previously or concurrently executed by Consultant relating to the Company's proprietary information or intellectual property rights, or relating to Consultant's non-interference or non-solicitation obligations relative to the Company's business or employees. To the extent that the practices, policies or procedures of the Company, now or in the future, apply to Consultant and are inconsistent with the terms of this Agreement, the provisions of this Agreement shall control. Any subsequent change in Consultant's duties, position or compensation shall not affect the validity or scope of this Agreement.

         16. SEVERABILITY. If any provision of this Agreement shall be held by a court or arbitrator to be invalid, unenforceable or void, such provision shall be enforced to the fullest extent permitted by law, and the remainder of this Agreement shall remain in full force and effect. In the event that the time period or scope of any provision is declared by a court or arbitrator of competent jurisdiction to exceed the maximum time period or scope that such court or arbitrator deems enforceable, then such court or arbitrator shall reduce the time period or scope to the maximum time period or scope permitted by law, except as otherwise provided in SECTION 7 (Non-Competition Covenant).

                                    10 of 16

         17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement, but all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]



                                    11 of 16

         IN WITNESS WHEREOF, the Parties hereby execute this Consulting Agreement as of the date first above written.

ENDOCARE, INC.



By:
    ------------------------------                ------------------------------
Name: William J. Nydam                            Paul W. Mikus
Title: President & Chief Operating Officer




                    [SIGNATURE PAGE TO CONSULTING AGREEMENT]



                                    12 of 16

                                    EXHIBIT B
                                    ---------

                        FORM OF GENERAL RELEASE OF CLAIMS

THIS GENERAL RELEASE OF CLAIMS (this "RELEASE") is executed and delivered as of September __, 2003, by and between Endocare, Inc., a Delaware corporation (the "COMPANY"), and the individual named on the signature page hereof (the "Releasor"). Each of the Company and the Releasor is referred to herein as a "PARTY," and, collectively, as the "PARTIES."

                                    RECITALS

         WHEREAS, concurrently with the execution of this Release, the Company and the Releasor are executing and delivering a Separation Agreement (the "SEPARATION AGREEMENT");

         WHEREAS, pursuant to the terms and conditions of the Separation Agreement, the Releasor is entitled to a cash payment and certain other benefits, subject to, among other things, Releasor's execution and delivery of this Release; and

         WHEREAS, by execution hereof, the Releasor acknowledges and agrees that: (i) this Release is a compromise of doubtful and disputed claims, if any, which remain untested; (ii) there has not been a trial or adjudication of any issue of law or fact herein; (iii) the terms and conditions of this Release are in no way to be construed as an admission of liability on the part of the Company; and (iv) the Company denies any liability and intends merely to avoid litigation with this Release;

         NOW, THEREFORE, in consideration of the foregoing recitals, and the representations, warranties, covenants and promises contained herein, the adequacy and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                    AGREEMENT

         1. RELEASE OF THE COMPANY BY THE RELEASOR.

         (a) The Releasor does hereby unconditionally, irrevocably and absolutely release and discharge the Company, and its affiliates, directors, officers, employees, agents, attorneys, representatives, stockholders, insurers, divisions, successors and/or assigns and any related holding, parent or subsidiary corporations, from any and all loss, liability, claims, costs (including, without limitation, attorneys' fees), demands, causes of action, or suits of any type, whether in law and/or in equity, related directly or indirectly or in any way connected with any transaction, affairs or occurrences between them and arising on or prior to the date of this Release, including, but not limited to, the Releasor's employment with the Company, the termination of said employment and claims of emotional or physical distress related to such employment or termination. This Release specifically applies to any claims for discrimination in employment, including, without limitation, any claims arising under any statutes or laws that govern discrimination in employment.

         (b) The Releasor irrevocably and absolutely agrees that he will not prosecute nor allow to be prosecuted on his behalf in any administrative agency, whether federal or state, or in any court, whether federal or state, any claim or demand of any type related to any of the matters released above, it being an

                                    13 of 16
intention of the Parties that with the execution by the Releasor of this Release, the Company, its officers, directors, employees, agents, attorneys, representatives, successors and/or assigns, and any related holding, parent and subsidiary corporations, will be absolutely, unconditionally and forever discharged of and from all obligations to or on behalf of the Releasor related in any way to the matters released above.

         (c) The Releasor does expressly waive all of the benefits and rights granted to him pursuant to any applicable law or regulation to the effect that:

                  A general release does not extend to claims which the creditor does not know of or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

         (d) The Releasor does certify that he has read all of this Release, and that he fully understands all of the same. The Releasor hereby expressly agrees that this Release shall extend and apply to all unknown, unsuspected and unanticipated injuries and damages, as well as those that are now known.

         (e) The Releasor further declares and represents that no promise, inducement or agreement not herein expressed has been made to him and that this Release contains the full and entire agreement between the Parties relating to the Releasor's release of claims, and that the terms of this Release are contractual and not a mere recital.

         2. REVIEW. The Releasor represents, acknowledges and agrees that: (i) the Company has advised him, in writing, to discuss this Release with an attorney, and that to the extent, if any, that the Releasor has desired, the Releasor has done so; (ii) that no promise, representation, warranty or agreements not contained herein have been made by or with anyone to cause him to sign this Release; (iii) that he has read this Release in its entirety, and fully understands and is aware of its meaning, intent, contents and legal effect; and (iv) he is executing this Release voluntarily, and free of any duress or coercion.

         3. FULL AND COMPLETE DEFENSE. This Release may be pleaded as a full and complete defense and may be used as the basis for an injunction against any action, suit or proceeding that may be prosecuted, instituted or attempted by the Releasor against the Company.

         4. AMENDMENTS, ETC. This Release may not be amended or waived except by a writing signed by the Releasor and by a duly authorized officer of the Company. Failure to exercise any right under this Release shall not constitute a waiver of such right. Any waiver of any breach of this Release shall not operate as a waiver of any subsequent breaches. All rights or remedies specified for a Party herein shall be cumulative and in addition to all other rights and remedies of the Party hereunder or under applicable law.

         5. ASSIGNMENT; BINDING EFFECT. The Releasor agrees that he shall have no right to assign and shall not assign or purport to assign any rights or obligations under this Release. This Release may be assigned or transferred by the Company; and nothing in this Release shall prevent the consolidation, merger or sale of the Company or a sale of any or all or substantially all of its assets. Subject to the foregoing restriction on assignment by Employee, this Release shall inure to the benefit of and be binding upon each of the Parties; the affiliates, officers, directors, agents, successors and assigns of the Company; and the heirs, devisees, spouses, legal representatives and successors of Employee.

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

         6. SEVERABILITY. If any provision of this Release shall be held by a court or arbitrator to be invalid, unenforceable or void, such provision shall be enforced to the fullest extent permitted by law, and the remainder of this Release shall remain in full force and effect. In the event that the time period or scope of any provision is declared by a court or arbitrator of competent jurisdiction to exceed the maximum time period or scope that such court or arbitrator deems enforceable, then such court or arbitrator shall reduce the time period or scope to the maximum time period or scope permitted by law.

         7. GOVERNING LAW. This Release shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflicts of law principles.

         8. INTERPRETATION. This Release shall be construed as a whole, according to its fair meaning, and not in favor of or against any Party. Sections and section headings contained in this Release are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Release. Whenever the context requires, references to the singular shall include the plural and the plural the singular.

         9. COUNTERPARTS. This Release may be executed in any number of counterparts, each of which shall be deemed an original of this Release, but all of which together shall constitute one and the same instrument.

         10. AUTHORITY. Each Party represents and warrants that such Party has the right, power and authority to enter into and execute this Release and to perform and discharge all of the obligations hereunder; and that this Release constitutes the valid and legally binding agreement and obligation of such Party and is enforceable in accordance with its terms.

         11. ENTIRE AGREEMENT. This Release is intended to be the final, complete and exclusive statement of the terms set forth herein and may not be contradicted by evidence of any prior or contemporaneous statements or agreements.

         12. OPPORTUNITY TO CONSULT LEGAL COUNSEL. The Releasor acknowledges that he has had the opportunity to consult legal counsel concerning this Release, that he has read and understands this Release, that he is fully aware of its legal effect and that he has entered into this Release freely based on his own judgment and not on any representations or promises other than those contained in this Release.


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


         IN WITNESS WHEREOF, the Parties hereby execute this Release as of the date first above written.

ENDOCARE, INC.                                               RELEASOR:



By:
    ----------------------------------            ------------------------------
Name:                                                       Signature
Title:

                                                  ------------------------------
                                                            Print Name




                  [SIGNATURE PAGE TO GENERAL RELEASE OF CLAIMS]



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